UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2023

ZEUUS, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56297	37-1830331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9th Floor, West 27th Street, New York, NY 10001
(Address of Principal Executive Offices and zip code)

(855) 469-3887
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

“We”, “Us”, “The Issuer” and or “the Company” refer to ZEUUS, Inc., a Nevada corporation.

Item 7.01 Regulation FD Disclosure

On May 8, 2023, we issued a press release relating to, amongst other things, the information and events disclosed within this Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 7.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release of the Registrant, dated May 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEUUS, Inc.

May 8, 2023	By:	/s/ Bassam A.I. Al-Mutawa
Name: Bassam A.I. Mutawa Chief Executive Officer and Chief Financial Officer